SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 21, 1999


                           PILGRIM CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-19799                    86-0670679
----------------------------        -----------                -------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


          TWO RENAISSANCE SQUARE, 40 NORTH CENTRAL AVENUE, SUITE 1200,
                             PHOENIX, ARIZONA 85004
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (602) 417-8100


                       PILGRIM AMERICA CAPITAL CORPORATION
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         N/A

ITEM 5. OTHER EVENTS.

         On June 21, 1999, Pilgrim America Capital Corporation, a Delaware corporation (the "Registrant"), changed its name to Pilgrim Capital Corporation.

         The Registrant provides investment management related services through its subsidiaries, Pilgrim Investments, Inc. and Pilgrim Securities, Inc.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         N/A

ITEM 8. CHANGE IN FISCAL YEAR.

         N/A

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         N/A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PILGRIM CAPITAL CORPORATION


Date June 28, 1999                  By: /s/ James M. Hennessy
                                        ------------------------------------
                                         James M. Hennessy
                                    Its: Executive Vice President and Secretary